Exhibit 10.9

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

Patent License Agreement

Agreement No. [***]

This Patent License Agreement is between the Licensor and the Licensee identified below (collectively, ‘‘Parties”, or singly, “Party”).

No binding agreement between the Parties will exist until this Patent License Agreement has been signed by both Parties. Unsigned drafts of this Patent License Agreement shall not be considered offers.

Background

Licensor owns or controls Patent Rights. Licensee desires to secure the right and license to use, develop, manufacture, market, and commercialize the Patent Rights. Licensor has determined that such use, development, and commercialization of the Patent Rights is in the public’s best interest and is consistent with Licensor’s educational and research missions and goals. Licensor desires to have the Patent Rights developed and used for the benefit of Licensee, the inventors, Licensor, and the public.

NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the Parties hereby agree as follows:

The Terms and Conditions of Patent License attached hereto as Exhibit A are incorporated herein by reference in their entirety (the “Terms and Conditions”). In the event of a conflict between provisions of this Patent License Agreement and the Terms and Conditions, the provisions in this Patent License Agreement shall govern. Unless defined in this Patent License Agreement, capitalized terms used in this Patent License Agreement shall have the meanings given to them in the Terms and Conditions.

The section numbers used in the left hand column in the table below correspond to the section numbers in the Terms and Conditions.

1. Definitions

Effective Date	Date of last signature

Licensor	The University of Texas at Austin, on behalf of the Board of Regents of the University of Texas System, an agency of the State of Texas, whose address is 3925 W. Braker Lane, Suite 1.9A (R3500), Austin, Texas 78759.

Licensee	Kyn Therapeutics, a Texas LLC, with its principal place of business at 6405 Williams Ridge Way Austin, TX 78731

Contract Year and Contract Quarters

(Check one box to correspond with Licensee fiscal year and quarters)

☒ Contract Year is 12-month period ending on December 31 and Contract Quarters are 3-month periods ending on March 31, June 30, Sept. 30, Dec. 31

OR

☐ Other: Contract Year is 12-month period ending on specify): [month and day]; Contract Quarters are 3-month periods ending on (specify): [month and day, Q1], [month and day, Q2], [month and day, Q3], [month and day, Q4]

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA
The University of Texas at Austin	Page 1	Agreement No. [***]

Territory	☒ World-wide
Field

All fields

OR

☐ Limited fields

Field: [Describe field of use] Field: [Describe field of use] If the Field is not “All Fields” and “Limited fields” is checked, Excluded Fields include:

Excluded Field: [Describe excluded field of use]

Excluded Field: [Describe excluded field of use]

Patent Rights
App. No/ Date of Filing	Title	Inventor(s)	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
USPTO Entity Status as of Effective Date	Check one box: ☒ Small ☐ Large

2.4. Diligence Milestones
Milestones and deadlines	Milestone Events			Deadlines
	[***]			[***]
	[***]			[***]
	[***]			[***]
	[***]			[***]
	[***]			[***]
	[***]			[***]
	[***]			[***]
	[***]			[***]
	[***]			[***]
	[***]			[***]

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA
The University of Texas at Austin	Page 2	Agreement No. [***]

3. Compensation

3.1(a)	Patent expenses due on or before 12/31/17, subject to Section 3.1(a) in Terms and Conditions	Amount	based on invoices received as of:
		[***]	[***]

3.1(b)	Milestone fees	Milestone Events	Milestone Fees

		[***]	[***]

		[***]	[***]

		[***]	[***]

		[***]	[***]

		[***]	[***]

		[***]	[***]

3.1(c)	Scheduled license fee payments	[***]

3.1(d)	Non-Royalty Sublicense Consideration paid to Licensor (excluding funds for R&D)	[***]

3.1(e)	Assignment fee	[***]

3.2	Running royalty rate (applies to Sales by Licensee, Affiliates and Sublicensees)	[***]

3.3	Minimum royalty (includes Sublicense Fees paid)	[***]

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA
The University of Texas at Austin	Page 3	Agreement No. [***]

18. Contact Information

Licensee Contacts	Licensor Contacts

Contact for Notice:

Attn: George Georgiou and/or
Maryjean Dotis, Kyn Therapeutics,
[***]
Fax: [***]
Phone: [***]
E-mail: [***]

Accounting contact:

Attn: Maryjean Dotis
[***]
Fax: [***]
Phone: [***]
E-mail: [***]

Patent prosecution contact:

Attn: Maryjean Dotis
[***]
Fax: [***]
Phone: [***]
E-mail: [***]

Contact for Notice:

Attn: Contract Manager
3925 W. Braker Lane, Suite 1.9A
(R3500)
Austin, TX 78759
Fax: [***]
Phone: [***]
E-mail: [***]

Payment and reporting contact:

Checks payable to “The University of Texas at Austin”

Attn: Accounting
3925 W. Braker Lane, Suite 1.9A
(R3500)
Austin, TX 78759
Fax: [***]
Phone: [***]
E-mail: [***]

Patent prosecution contact:

Attn: Patents
3925 W. Braker Lane, Suite 1.9A
(R3500)
Austin, TX 78759
Fax: [***]
Phone: [***]
E-mail: [***]

For Licensor Administrative Purposes Only

Changes to Standard Form Terms and Conditions	Most sections of Licensor’s standard form Terms and Conditions have been changed.

20. Special Provision. The Parties hereby agree to the following special provisions set forth in this Section 20 with respect to this Patent License Agreement.

20.1 Commercial Development Milestones.

20.1.1 Upon written request from Licensee to Licensor given prior to the scheduled deadline date to achieve a particular milestone event set forth in Section 2.4, Licensee may request a [***]extension of said milestone deadline date; and said request shall be accompanied by evidence that demonstrates to Licensor’s reasonable satisfaction that Licensee (and/or its Affiliates and Sublicensees) have been devoting continued diligent efforts to achieve said milestone; and Licensor shall grant the requested extension if [***].

20.1.2 If a first extension has been granted pursuant to Section 20.1.1 for a particular milestone deadline, Licensee may request a second [***] extension for the same milestone deadline, which request shall be made in accordance with the provisions set forth in Section 20.1.1; [***].

20.2 Name Change

If Kyn Therapeutics L.L.C. changes its name or entity business form, the Parties agree to amend this Agreement to reflect such changes.

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA
The University of Texas at Austin	Page 4	Agreement No. [***]

21. No Other Promises and Agreements; Representation by Counsel. Licensee expressly warrants and represents and does hereby state and represent that no promise or agreement which is not herein expressed has been made to Licensee in executing this Patent License Agreement except those explicitly set forth herein and in the Terms and Conditions, and that Licensee is not relying upon any statement or representation of Licensor or its representatives. Licensee is relying on Licensee’s own judgment and has had the opportunity to be represented by legal counsel. Licensee hereby warrants and represents that Licensee understands and agrees to all terms and conditions set forth in this Patent License Agreement and said Terms and Conditions.

22. Deadline for Execution by Licensee. If this Patent License Agreement is executed first by the Licensor and is not executed by the Licensee and received by the Licensor at the address and in the manner set forth in Section 18 of the Terms and Conditions [***] of the date of signature set forth under the Licensor’s signature below, then this Patent License Agreement shall be null and void and of no further effect.

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Patent License Agreement.

LICENSOR: THE UNIVERSITY OF TEXAS AT AUSTIN ON BEHALF OF THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM		LICENSEE: Kyn Therapeutics, LLC

By:	/s/ Daniel W. Sharp	By GEORGE GEORGIOU /s/ George Georgiou
Daniel W. Sharp, J.D.		Manager,
Associate Vice President for Research and Director, Office of Technology Commercialization The University of Texas at Austin		Kyn Therapeutics L.L.C.
Date:	3/25/15	Date:	3/29/15

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA
The University of Texas at Austin	Page 5	Agreement No. [***]

EXHIBIT A

Terms and Conditions of Patent License

These Terms and Conditions of Patent License (‘Terms and Conditions’) are incorporated by reference into the Patent License Agreement to which they are attached. All Section references in these Terms and Conditions shall be references to provisions in these Terms and Conditions unless explicitly stated otherwise.

1.	Definitions

“Affiliate” means with any person, corporation or other business entity which, directly or indirectly through one or more intermediaries, actually controls, is actually controlled by, or is under common control with a party. As used in this paragraph, “control” means to possess, directly or indirectly, the poorer to affirmatively direct the management and policies of such person, corporation or other business entity, whether through ownership of at least [***] of the voting securities or by contract relating to voting rights or corporate governance.

“Agreement” means collectively (i) these Terms and Conditions, and (ii) the Patent License Agreement

“BLA” means Biological License Application, as defined in the U.S. Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder, as well as any equivalent foreign application, registration or certification in the relevant country, such as a Marketing Approval Application in Europe, in each case with respect to a Licensed Product.

“Commercially Reasonable Efforts” means the expenditure of those efforts and resources used consistent with the usual practice of similarly situated companies in pursuing development or commercialization of its other similar pharmaceutical products with similar market potential and at a similar stage in development.

“Contract Quarter” means the three-month periods indicated as the Contract Quarter in Section 1 of the Patent License Agreement, or any stub period thereof at the commencement of the Agreement or the expiration or termination of the Agreement.

“Contract Year” means the 12-month periods indicated as the Contract Year in Section 1 of the Patent License Agreement, or any stub period thereof at the commencement of the Agreement or the expiration or termination of the Agreement.

“Covered” means that the use, manufacture, sale, offer for sale, development, commercialization or importation of the subject matter in question by an unlicensed entity would infringe a Valid Claim of a Patent Right.

“Cumulative Received Capital” means the total funding received by Licensee which funding may be. received in connection with any type of transaction, including, without limitation, grants, financings, licensing, research and development, and strategic collaborations.

“Effective Date” means the date indicated as the Effective Date in Section 1 of the Patent License Agreement.

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-1	Agreement No. [***]

“Fair Market Value” means the cash consideration an unaffiliated, unrelated buyer would pay in an arm’s length sale of a substantially identical item sold in the same quantity, under the same terms, and at the same time and place.

“Field” means the field indicated as the Field identified in Section 1 of the Patent License Agreement.

“First Commercial Sale” means the initial transfer by or on behalf of Licensee, Affiliates, or Sublicensees of Licensed Product or Licensed Process in exchange for cash or some equivalent to which value can be assigned for the purpose of determining Net Product Sales; provided, however, First Commercial Sale shall not include transfer at or below cost, by or on behalf of Licensee, Affiliates, or Sublicensees of Licensed Product or Licensed Process in connection with compassionate use, emergency use, INDs, or the like authorized by the US Food and Drug Administration or corresponding foreign agencies.

“Government” means any agency, department, unit, or other instrumentality of the United States of America, or any foreign country or any proving state, county, city or other political subdivision (including any supra-national agency such as in the European Union),

“Gross Consideration” means all cash and non-cash consideration (e.g., securities).

“IND” means an Investigational New Drug Application, as defined in the U.S. Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or comparable filing in a foreign jurisdiction, in each case with respect to a Licensed Product.

“Licensed Process” means a method or process whose practice or use is Covered by a Valid Claim.

“Licensed Product” means any product or component (i) whose manufacture, use, sale, offer for sale or import is Covered by any Valid Claim, or (ii) which is made using a Licensed Process or another Licensed Product.

“Licensee” means the Party identified as the Licensee in Section 1 of the Patent License Agreement.

“Licensor” means the Party identified as the Licensor in Section 1 of the Patent License Agreement.

“Milestone Fees” means ail fees identified as Milestone Fees in Section 3.1(b) of the Patent License Agreement.

“Net Product Sales” means Gross Consideration for Licensee’s, its Affiliates’, and Sublicensees’ sales of Licensed Products, less the sum of the following, to the extent related to the sale of such Licensed Products: (1) discounts in amounts reasonable or customary in the trade, including but not limited to trade, cash, consumer, and quantity discounts, and credits, price adjustments or allowances for damaged Licensed Products, returns, defects, recalls or rejections of Licensed Products or retroactive price reductions; (2) reasonable rebates, credits, and chargeback payments granted to any Government or managed health care organizations, including their agencies, purchasers; and/or reimbursers; under programs available under or required by applicable laws, rules or regulations, or reasonably entered into to sustain and/or increase market share for Licensed Products; (3) sales, value added, use, excise, and similar taxes (but excluding all types

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-2	Agreement No. [***]

of income tax); (4) amounts allowed or credited on returns for defective, damaged, expired, or otherwise unuseable or unsaleable Licensed Products; (5) freight, shipping, handling, and insurance charges that are specifically included in the billed amount; and (6) import or export duties, tariffs, or similar charges incurred with respect to the import or export of Licensed Products into or out of any country. Such amounts shall be determined from the books and records of Licensee, its Affiliates, and Sublicensees maintained in accordance with such reasonable accounting principles as may be consistently applied by Licensee, its Affiliates, arid Sublicensees.

Licensed Products are considered “sold” when billed out or invoiced and when the consideration for sale of the Licensed Products is received, and in the event such Licensed Products are not billed out or invoiced, when the consideration for sale of the Licensed Products is received. Notwithstanding the foregoing, Net Product Sales shall not include, and shall be deemed zero with respect to, (i) Licensed Products used by Licensee, its Affiliates, or Sublicensees for their internal use, (ii) the distribution of reasonable quantities of free promotional samples of Licensed Products, (iii) Licensed Products provided for clinical trials or research, development, or evaluation purposes, or (iv) Licensed Products provided by or on behalf of Licensee, an Affiliate or a Sublicensee to Licensee, an Affiliate or a Sublicensee for purposes of resale, provided such resale is subject to a-payments due Licensor under Section 3.2 of this Agreement. For avoidance of doubt, if Licensee sells a Licensed Product to an Affiliate or Sublicensee for the purpose of the Affiliate or Sublicensee reselling the Licensed Product, the final arms-length transaction sale by the Affiliate or Sublicensee shall be the royalty bearing sales transaction, rather than the intermediary sale(s).

[***].

“Non-Royalty Sublicensing Consideration” means the Gross Consideration received by the Licensee or its Affiliate from a Sublicensee under a Sublicense Agreement in consideration of the grant of a sublicense under the Patent Rights, including, without limitation, fees for such sublicense or fees for an option under such sublicense or fees for distribution under such sublicense or assignment fees for the assignment of such sublicense, fees to maintain license rights, and bonus/milestone payments (net of any withholding taxes or similar taxes imposed by any Government that are not reasonably recoverable by Licensee or any Affiliate thereof), but excluding (a) amounts received as running royalties, a profit share, or other revenue sharing based on sales of Licensed Products for which Licensor receives a running royalty under Section 3.2, (b) purchase price for Licensee’s stock or other securities not in excess of Fair Market Value, and (c) payments made for Licensee’s or its Affiliates’ performance after the date of the Sublicense Agreement of any research or development work for any Licensed Product (or the reimbursement of any of Licensee’s or its Affiliates’ costs and expenses related to such research or development work) so long as said payments are not in excess of the Fair Market Value for such work, (d) any payment or reimbursement of any costs for filing, prosecution, maintenance, or defense of any Patent Rights, and (e) other Fair Market Value payments made by a Sublicensee as consideration for Licensee’s or an Affiliate’s performance of services after the date of Sublicense Agreement or provision of goods.

“Patent License Agreement” means the particular Patent License Agreement to which these Terms and Conditions are attached and incorporated into by reference.

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-3	Agreement No. [***]

“Patent Rights” means the Licensor’s rights in (a) the patents and patent applications listed in Section 1 of the Patent License Agreement; (b) all non-provisional patent applications that claim priority to provisional application listed in Section 1 of the Patent License Agreement; and (c) all divisionals, continuations, and such claims of continuations-in-part as are entitled to claim priority to the aforesaid patents and/or patent applications, and all reissues, reexaminations, extensions of, and foreign counterparts; and (d) any patents that issue with respect to the aforesaid patent applications. From time to time during the term of the Agreement, upon written agreement by both parties, Licensee and Licensor shall update the list of all patent applications and patents within the Patent Rights.

“Phase II” means a means a human clinical trial of a Licensed Product, including possibly pharmacokinetic studies, the principal purpose of which is to make a preliminary determination that such Product is safe in a patient population for its intended use and to obtain sufficient information about such Product’s efficacy to permit the design of further clinical trials, and generally consistent with 21 CFR § 312.21(b). Said trial may be conducted in any country.

“Phase III means a human clinical trial of a Licensed Product, which trial is designed to: (a) establish that a Licensed Product is safe and efficacious for its intended use; (b) define warnings, precautions and adverse reactions that are associated with the Licensed Product in the dosage range to be prescribed; (c) support regulatory approval of such Licensed Product; and (d) be generally consistent with 21 CFR § 312.21(c). Said trial may be conducted in any country.

“Prosecution Counsel” means the law firm or attorney who is handling the prosecution of the Patent Rights. Prosecution Counsel as of the Effective Date is identified in Section 1 of the Patent License Agreement.

“Quarterly Payment Deadline” means the day that is [***] after the last day of any particular Contract Quarter.

“Regulatory Approval” means the approval by the Regulatory Authority needed for a particular national jurisdiction to market, sell and use a Licensed Product in that national jurisdiction

“Regulatory Authority” means the governmental authority responsible for granting any necessary licenses or approvals for the marketing, sale and use of a Licensed Product or Licensed Service in a particular national jurisdiction, including without limitation, the FDA, European Medicines Agency or Koseisho (i.e. the Japanese Ministry of Health and Welfare).

“Sublicense Agreement” means any agreement or arrangement pursuant to which Licensee (or an Affiliate or Sublicensee) grants to any third party any license rights of Licensee under the Agreement.

“Sublicense Fee” means the fee specified in Section 3.1(d) of the Patent License Agreement.

“Sublicensee” means any entity to whom an express sublicense has been granted under the Patent Rights.

“Territory” means the territory so indicated as the Territory in Section 1 of the Patent License Agreement.

“Valid Claim” means a claim of (i) an issued and unexpired patent included within the Patent Rights unless the claim has been held unenforceable or invalid by the final, un-reversed, and un-appealable decision of a court or other government body of competent jurisdiction, has been irretrievably abandoned or disclaimed, or has otherwise been finally admitted or determined to be invalid, un-patentable or unenforceable, whether through reissue, reexamination, disclaimer or

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-4	Agreement No. [***]

otherwise, or (ii) a pending patent application within the Patent Rights to the extent the claim continues to be prosecuted in good faith provided that if a particular claim has not issued within [***] of its initial National-stage filing, it shall not be considered a Valid Claim for purposes of this Agreement unless and until such claim is included in an issued patent, notwithstanding the foregoing definition.

2.	License Grant and Commercialization

2.1	Grant

(a)

Licensor grants to Licensee a royalty-bearing exclusive license, including the right to grant sublicense per Section 2.3 below, under Patent Rights to manufacture, have manufactured, distribute, have distributed, use, offer for sale, sell, lease, loan and/or import and export Licensed Products in the Field in the Territory.

(b)

This grant is subject to (i) the payment by Licensee to Licensor of all consideration required under the Agreement, (ii) any rights of, or obligations to, the United States Government as set forth in Section 11.2 (United States Government Rights), and (iii) rights retained by Licensor to:

(1)	Publish the scientific findings from research related to the Patent Rights; and

(2)	Manufacture, have manufactured, and use the Patent Rights for not-for profit purposes including teaching, research, patient care, education, and other educationally-related purposes; and

(3)	Grant rights to, and transfer material embodiments of, the Patent Rights to other academic institutions or non-profit research institutions for the purposes identified in clauses (1) and (2) above.

(c)	Licensor reserves all rights not expressly granted in the Agreement and disclaims the grant of any implied rights to Licensee.

2.2	Affiliates

Licensee may extend the license granted herein to any Affiliate provided that the Affiliate agrees in writing to be bound by the Agreement to the same extent as Licensee. Licensee agrees to deliver such written agreement to Licensor within [***] following execution. No additional consideration shall be due to Licensor in connection with such extension.

2.3	Sublicensing

Licensee and its Affiliates, subject to Section 2.2 above, have the right to grant Sublicense Agreements under the Patent Rights. However, the Parties agree that Licensee shall not grant any Sublicense Agreements in calendar year [***].

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-5	Agreement No. [***]

Each	such Sublicense Agreement must be consistent with the terms of the Agreement, subject to the following:

(a)

A Sublicense Agreement shall not exceed the rights granted to Licensee hereunder. Sublicensee must agree in writing to be bound by the applicable terms and conditions of the Agreement that are consistent with, no less protective of Licensor’s rights than, and does not conflict with, the terms of this Agreement, and shall indicate that Licensor is a third party beneficiary and entitled to enforce the terms and conditions of the Sublicense Agreement applicable to the Agreement. Each Sublicense Agreement shall be granted for commercially reasonable consideration. In the event of termination of the Agreement, continued sublicense rights shall be governed by Section 7.5(a) {Effect of Termination). [***].

(b)

Licensor shall be given a true, complete, and correct copy of each Sublicense Agreement granted by Licensee, Affiliate or Sublicensee, and any modification or termination thereof within [***] following the applicable execution of the respective Sublicense Agreement or any amendment to such Sublicense Agreement, and notwithstanding anything to the contrary herein, such Sublicense Agreement shall be deemed Licensee’s Confidential Information. If the Sublicense Agreement is not in English, Licensee shall provide Licensor an accurate English translation of the Sublicense Agreement as well as a copy of the original, untranslated Sublicense Agreement. Licensee may redact highly confidential information from a Sublicense Agreement that is not required for Licensor to monitor compliance with the terms of this Agreement

(c)

Notwithstanding any such Sublicense Agreement, Licensee will remain primarily liable to Licensor for all of the Licensee’s duties and obligations contained in the Agreement, including without limitation the payment of running royalties due under Section 3.2 whether or not paid to Licensee by a Sublicensee. Any act or omission of a Sublicensee that would be a breach of the Agreement if performed by Licensee will be deemed to be a breach by Licensee unless Licensee complies with the remaining provisions of this paragraph. Each Sublicense Agreement will contain a right of termination by Licensee in the event that the Sublicensee breaches the payment or reporting obligations affecting Licensor or any other forms and conditions of the Sublicense Agreement that would constitute a breach of the Agreement if such acts were performed by Licensee. In the event of such a Sublicensee breach and if after a reasonable opportunity to cure as provided in any such Sublicense Agreement (not to exceed [***] for a payment breach and [***] for a non-payment breach), such Sublicensee fails to cure such Sublicensee breach, then the Licensee will terminate the Sublicense Agreement within [***] thereafter, with copy of such written notice of termination to Licensor, unless agreed to in writing otherwise by Licensor.

2.4	Diligent Commercialization

Licensee by itself or through its Affiliates and Sublicensees will use Commercially Reasonable Efforts to research, develop and commercialize at least one Licensed Product in the Field in the Territory. Without limiting the foregoing. Licensee will fulfill the milestone events specified in Section 2.4 of the Patent License Agreement by the deadlines indicated therein and use diligent and commercially reasonable efforts to perform and complete the plans described in the annual report submitted pursuant to Section 4.2 (Annual Written Progress Report). Licensor hereby agrees that the efforts of Sublicensees, Affiliates, and any third party contractors shall be deemed the acts of Licensee for purposes of satisfying this Section 2.4, and for the purposes of fees due under Section 3.1(b) of the Patent License Agreement. If the obligations under this Section 2.4 are not fulfilled, Licensor may treat such failure as a breach in accordance with Section 7.3(b) and subject to the Special Provisions, 20.1.1 and 20.1.2 above.

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-6	Agreement No. [***]

3.	Compensation

In consideration of rights granted to Licensee, Licensee will pay Licensor the following fees and royalties. All fees and royalties are not refundable and are not creditable against other fees and royalties. Each payment will reference the Patent License Agreement number and will be sent to Licensor’s payment and accounting contact in Section 18 (Notices) of the Patent License Agreement.

3.1	Non-Royalty Payments due from Licensee

(a)

Patent Expenses. Licensee will reimburse Licensor for the past patent expenses stated in Section 3.1(a) of the Patent License Agreement by [***] or by date Licensee contracts with third party for reimbursement of such expenses or Termination of this Agreement, whichever date occurs earlier. The stated amount is the current estimate for past patent expenses based on invoices received by the Licensor through the stated date. Licensee’s obligations to pay all past and future patent expenses pursuant to Section 6 (Patent Expenses and Prosecution) will not be limited by such amount [***].

(b)

Milestone Fees. Licensee will pay Milestone Fees indicated in Section 3.1(b) of the Patent License Agreement by the Quarterly Payment Deadline for the Contract Quarter in which the milestone events set forth in Section 3.1(b) of the Patent License Agreement are achieved. Notwithstanding anything to the contrary, each Milestone Fee is payable only once under this Agreement, with respect to the initial accomplishment thereof, regardless of the number of Licensed Products (or indications therefor) or the number of times such milestone may be achieved.

(c)	Scheduled License Fees. Licensee will pay license fees in the amounts set forth in Sections 3.1(c) of the Patent License Agreement in accordance with the stated schedule.

(d)	Sublicense Fees. Licensee will pay Sublicense Fees indicated in Section 3.1(d) of the Patent License Agreement on or before the Quarterly Payment Deadline for the Contract Quarter.

(e)

Assignment Fee. Except as otherwise set forth in this section 3.1(e), in the event Licensee assigns this Patent License Agreement to a third party, Licensee will pay the Assignment Fee set forth in Section 3.1(e) of this Agreement within [***] of the effective date of such assignment. Notwithstanding the foregoing, an Assignment Fee shall not be due for assignments of this Patent License Agreement to an Affiliate of Kyn Therapeutics; provided, however; that if such Affiliate ceases to be an Affiliate of Kyn Therapeutics, then an Assignment Fee shall become due and payable to Licensor within [***] after such Affiliate ceases to be an Affiliate of Kyn Therapeutics. Assignments are further governed by Section 15 below.

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-7	Agreement No. [***]

3.2	Royalties

Licensee will pay a running royalty at the rate set forth in Section 3.2 of the Patent License Agreement on Net Product Sales in each Contract Quarter, payable on or before the Quarterly Payment Deadline for such Contract Quarter, subject to the following:

(a)

No more than one royalty shall be paid to Licensor hereunder with respect to the Sale of any one unit of Licensed Product, whether or not more than one patent or Valid Claim is applicable to the Licensed Product, or the development, manufacture, or performance thereof,

(b)	[***].

(c)

Should a compulsory license be granted, or be the subject of a possible grant, to a third party under the applicable laws, rules, regulations, guidelines, or other directives of any Government in the Territory under the Patent Rights, the Party receiving notice thereof or otherwise becoming aware thereof shall promptly notify the other Party thereof, including any material information concerning such compulsory license, and the total amount payable under Section 3.2(a) with respect to sales of Licensed Products in such country will be adjusted to match any lower amount such third party may be allowed to pay with respect to the sales of such Licensed Products in such country, with such lower amount subject to further adjustments pursuant to Sections 3.2(b) above.

(d)

Subject to any earlier termination of this Agreement, amounts due under Section 3.2(a) shall only be payable on a country-by-country and Licensed Product-by-Licensed Product basis for Licensed Products that are made or sold in a particular country for the period in which there is an existing Valid Claim of any Patent Right Covering such Product in such country, (such period for a particular Licensed Product in a particular country, the “Royalty Term” for such Product in such country)

3.3	Non-cash Consideration

If Licensee receives or anticipates receipt of non-cash consideration from Sales or Sublicenses, the manner in which Licensor will receive its compensation under the Agreement with respect to such non-cash consideration will be negotiated in good faith and timely agreed to by the Parties.

4.	Reports and Plans

The reports specified in this Section 4 will be sent to Licensor’s payment and reporting contact identified in Section 18 (Notices) of the Patent License Agreement.

4.1	Quarterly Payment and Milestone Reports

On or before each Quarterly Payment Deadline, Licensee will deliver to Licensor a true and accurate report, certified by an officer of Licensee, giving such particulars of the business conducted by Licensee, its Affiliates and its Sublicensees (including copies of reports provided by Sublicensees and Affiliates to Licensee) during the preceding Contract Quarter under the Agreement as necessary for Licensor to account for Licensee’s payments hereunder, even if no payments are due. The reports shall continue to be delivered after the termination or expiration of the Agreement until such time as all Licensed Products permitted to be sold after termination or expiration have been sold or destroyed. Licensee shall provide information in sufficient detail to enable the royalties payable hereunder to be determined and to calculate all of the amounts payable under the Agreement. The report shall include:

(a)	The name of the Licensee, the Patent License Agreement number, and the period covered by the report;

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-8	Agreement No. [***]

(b)	The name of any Affiliates and Sublicensees whose activities are also covered by the report;

(c)	Identification of each Licensed Product for which any royalty payments have become payable;

(d)

Net Product Sales segregated on a product-by-product basis, and a country-by-country basis, or an affirmative statement that no Sales were made. The report shall also itemize the permitted deductions from the Gross Consideration used to arrive at the resulting Net Product Sales on a product-by-product and country by country basis;

(e)	The applicable royalty rate;

(f)

An affirmative statement of whether any milestones with deadlines in that Contract Quarter under Section 2.4 and any milestones under Section 3.1(b) were met or not, and the resulting Milestone Fee payable;

(g)	Non-Royalty Sublicensing Consideration received by Licensee segregated on a Sublicense-by-Sublicense basis, or an affirmative statement that none was received;

(h)	If any consideration was received in currencies other than U.S. dollars, the report shall describe the currency exchange calculations; and

(i)	Any changes in accounting methodologies used to account for and calculate the items included in the report since the previous report.

4.2	Annual Written Progress Report and Commercialization Plan

Within [***] following the end of each Contract Year, Licensee will deliver to Licensor a true and accurate written progress report and commercialization plan, certified by an officer of Licensee, that summarizes (i) Licensee’s efforts and accomplishments during the Contract Year to diligently commercialize Licensed Products, and (ii) Licensee’s development and commercialization plans with respect to Licensed Products for the next Contract Year. The report shall also cover such activities by Affiliates and Sublicensees. The report shall contain the following information to the extent relevant to the activities under the Agreement:

(a)	The name of the Licensee, the Patent License Agreement number, the names of any Affiliates and Sublicensees, and the products and services being developed and/or commercialized;

(b)	The progress toward completing and the plans for completing the applicable milestone events pursuant to Sections 2.4 and 3.1(b);

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-9	Agreement No. [***]

(c)

The research and development activities, including status and plans for obtaining any necessary governmental approvals, performed during the past year, and the plans for research and development activities for the next year; and

(d)	The marketing activities for the past year and planned for the next year, and Licensee’s internal estimate for Sales for the next year.

5.	Payment, Records, and Audits

5.1	Payments

All amounts referred to in the Patent License Agreement are expressed in U.S. dollars without deductions for taxes, assessments, fees, or charges of any kind. Each payment will reference the agreement number set forth at the beginning of the Patent License Agreement. All payments to Licensor will be made in U.S. dollars by check or wire transfer (Licensee to pay all wire transfer fees) payable to the payee identified in Section 18 of the Patent License Agreement and sent to the payment and reporting contact in Section 18 (Notices) of the Patent License Agreement.

5.2	Sales Outside the U.S.

If any currency conversion shall be required in connection with the calculation of payments hereunder, such conversion shall be made using the rate used by Licensee for its financial reporting purposes in accordance with Generally Accepted Accounting Principles (or foreign equivalent) or, in the absence of such rate, using the average of the buying and selling exchange rate for conversion between the foreign currency and U.S. Dollars, for current transactions as reported in The Wall Street Journal on the last business days of the Contract Quarter to which such payment pertains. Licensee may not make any tax withholdings from payments to Licensor, but Licensor agrees to supply to Licensee, upon written request, appropriate evidence from appropriate U.S. governmental agencies showing that Licensor is a resident of the United States of America for purposes of the U.S. income tax laws and is tax-exempt under such income tax laws.

5.3	Late Payments

Amounts, undisputed in good faith, that are not paid when due will accrue a late charge from the due date until paid, at a rate equal to [***] per month (or the maximum allowed by law, if less).

5.4	Records

For a period of four years after the Contract Quarter to which the records pertain, Licensee agrees that it and its Affiliates and Sublicensees will each keep complete and accurate records of their Net Product Sales, Milestone Fees, and Non-Royalty Sublicensing Consideration in sufficient detail to enable such payments to be determined and audited.

5.5	Auditing

Licensee and its Affiliates will permit an independent certified public accountant or other auditor designated by Licensor and approved by Licensee (which approval shall not be unreasonably withheld or delayed),, at Licensor’s expense, to examine books, ledgers, and records relating solely to amounts payable hereunder, during regular business hours, at Licensee’s or its Affiliate’s place of business, on at least [***] advance notice, to the extent necessary to verify any payment required under the Agreement. For each Sublicensee, Licensee shall obtain such audit rights for Licensor or itself. If Licensee

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-10	Agreement No. [***]

obtains such audit rights for itself, it will promptly conduct an audit of the Sublicensee’s records upon Licensor’s request and at Licensor’s expense, and Licensee will furnish to Licensor a copy of the findings from such audit. No more than one audit of Licensee, each Affiliate, and each Sublicensee shall be conducted under this Section 5.5 in any calendar year. If any amounts due Licensor have been underpaid, then Licensee shall immediately pay Licensor the amount of such underpayment plus accrued interest due in accordance with Section 5.3. If the amount of underpayment is equal to or greater than 5% of the total amount due for the records so examined, Licensee will pay the cost of such audit. Such audits may, if mutually agreed upon in writing by Licensor and Licensee, consist of a self-audit conducted by Licensee at Licensor’s expense and certified in writing by an authorized officer of Licensee. If the amounts due Licensor have been overpaid, the balance of overpayment shall be credited toward the next payment of monies owed Licensor. All information examined pursuant to this Section 5.5 shall be deemed to be the Confidential Information of the Licensee. Further, whenever Licensee and/or its Affiliates and Sublicensees has its books and records audited by an independent certified public accountant, Licensee and/or its Affiliates and Sublicensees will, within [***] of the conclusion of such audit, provide Licensor with a written statement of said auditor, setting forth the calculation of amounts due to Licensor over the time period audited, as determined from the books and records of the Licensee, Affiliate or Sublicensee; but said auditor does not need to give any audit opinion with said statement.

6.	Patent Expenses and Prosecution

6.1	Patent Expenses

Licensee shall reimburse Licensor for all past documented, out-of-pocket expenses incurred by Licensor for filing, prosecuting, enforcing, defending and maintaining Patent Rights and related patent searches through the Effective Date of the Agreement, including those identified in Section 3.1(a) of the Patent License Agreement, and all such future expenses incurred by Licensor, for so long as, and in such countries as the Agreement remains in effect. Licensee will reimburse such Patent expenses, [***] after Licensee’s receipt of an invoice, with such payment being made either directly to Prosecution Counsel or to Licensor, as elected by Licensor in writing on or before the date of the applicable invoice. Patent expense payment delinquencies (whether owed directly to Prosecution Counsel or to Licensor) that are not disputed in good faith will be considered a payment default under Section 7.3(a).

6.2	Direction of Prosecution

Licensor will apply for, prosecute, and maintain during the term of this Agreement, the Patent Rights in the United States and in the foreign countries listed in Schedule 6.2 hereto. Licensor will confer with Licensee to develop a strategy for the prosecution and maintenance of Patent Rights. Licensor will request that copies of all documents prepared by the Prosecution Counsel for submission to governmental patent offices be provided to Licensee for review and comment prior to filing, to the extent practicable under the circumstances. Licensee will be given reasonable opportunities to advise Licensor in the filing, prosecution, and maintenance of Patent Rights. At Licensee’s request, and reasonably in advance of any filing, fee, or other action deadlines, Licensee shall be provided with copies of all prosecution documents relating to Patent Rights so that Licensee may have the opportunity to offer comments and remarks thereon, such comments and remarks to be given due consideration by Licensor. At its discretion, Licensor may allow Licensee to instruct Prosecution Counsel directly, provided, that (a)

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-11	Agreement No. [***]

Licensor will maintain final authority in all decisions regarding the prosecution and maintenance of the Patent Rights, (b) Licensor may revoke this authorization to instruct Prosecution Counsel directly at any time, and (c) the Prosecution Counsel remains counsel to the Licensor with an appropriate contract (and shall not jointly represent Licensee unless requested by Licensee and approved by Licensor, and an appropriate engagement letter and conflict waiver are in effect). If Licensee wishes to instruct Prosecution Counsel directly or change Prosecution Counsel, Licensee may request to do so by following the Licensor’s procedures for such. Licensor reserves in its sole discretion the ability to change Prosecution Counsel and to approve or disapprove any requested changes by Licensee. The Parties agree that they share a common legal interest to get valid enforceable patents and that Licensee will maintain as privileged all information received pursuant to this Section.

6.3	Ownership

All patent applications and patents will be in the name of Licensor (and any co-owner identified in Section 1 of the Patent License Agreement) and owned by Licensor (and such co-owner, if any). No payments due under the Agreement will be reduced solely as the result of co-ownership interests in the Patent Rights by Licensee or any other party.

6.4	Additional Foreign Filings

If Licensee wishes to pursue patent protection in countries other than the U.S., and the foreign countries listed in Schedule 6.2 hereto, then (i) Licensee shall notify Licensor in writing, subject to applicable bar dates, of such foreign countries in sufficient time to reasonably enable the preparation of such additional filings, (ii) Licensor will apply for, prosecute, and maintain during the term of this Agreement, the Patent Rights in such foreign countries, and (iii) Schedule 6.2 shall be automatically amended to include such foreign countries. If Licensee notifies Licensor in writing that it does not choose to pursue patent rights in a particular foreign country and Licensor chooses to do so, Licensor shall so notify Licensee and thereafter said patent application or patent shall no longer be included in the Patent Rights and Licensee shall have no further rights thereto.

6.5	Withdrawal from Paying Patent Costs

If at any time Licensee wishes to cease paying for any costs for a particular Patent Right or for patent prosecution in a particular jurisdiction, Licensee must give Licensor at least [***] prior written notice and Licensee will continue to be obligated to pay for the patent costs which reasonably accrue during said notice period. Thereafter, said patent application or patent shall no longer be included in the Patent Rights and Licensee shall have no further rights thereto.

6.6	U.S. Patent and Trademark Office Entity Size Status

Licensee represents that as of the Effective Date the entity size status of Licensee in accordance with the regulations of the U.S. Patent and Trademark Office is as set forth in Section 1 of the Patent License Agreement. Licensee will inform Licensor in writing on a timely basis of any change in its U.S. Patent and Trademark Office entity size status.

7.	Term and Termination

7.1	Term

Unless earlier terminated as provided herein, the term of the Agreement will commence on the Effective Date and continue on a country-by-country and Licensed Product-by-Licensed Product basis, until the expiration of the Royalty Term for a particular Licensed Product in a particular country (with the entire Agreement expiring on the expiration of the last-to-expire Royalty Term).

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-12	Agreement No. [***]

7.2	Termination by Licensee

Licensee, at its option, may terminate the Agreement by providing Licensor written notice of intent to terminate, which such termination effective will be [***] following receipt of such notice by Licensor.

7.3	Termination by Licensor

Licensor, at its option, may immediately terminate the Agreement, or any part of Patent Rights, or any part of Field, or any part of Territory, or the exclusive nature of the license grant, upon delivery of written notice to Licensee of Licensor’s decision to terminate, if any of the following occur:

(a)	Licensee becomes in arrears in any payments due under the Agreement, and Licensee fails to make the required payment within [***] after delivery of written notice from Licensor; or

(b)	Licensee is in breach of any non-payment provision of the Agreement, and does not cure such breach within [***] after delivery of written notice from Licensor; or

(c)

Licensor delivers notice to Licensee of three or more financial breaches of the Agreement in any [***] period, even in the event that Licensee cures such breaches in the allowed period, but only if such breach is undisputed in good faith.

(d)

Licensee or its Affiliate or Sublicensee participates in any proceeding or action to challenge the validity, enforceability, or scope of one or more of the Patent Rights. Provided however, this section shall not be applicable in the context of a Sublicensee or Affiliate defending against a patent infringement suit initiated by Licensor, or if Licensee terminates a Sublicensee (in the event Sublicensee sues Licensor) within [***] of receiving notice from Licensor that Licensor is being sued by the Sublicensee.

7.4	Other Conditions of Termination

The Agreement will terminate:

(a)

Immediately without the necessity of any action being taken by Licensor or Licensee, (i) if Licensee becomes bankrupt or insolvent, or (ii) Licensee’s Board of Directors elects to liquidate its assets or dissolve its business or Licensee otherwise elects to cease business operations, other than in connection with a sale of substantially all assets, whether by merger sale or otherwise or (iii) Licensee makes an assignment for the benefit of creditors or (iv) if the business or assets of Licensee are otherwise placed in the hands of a receiver, assignee for the protection of creditors or trustee, whether by voluntary act of Licensee or otherwise; or

(b)	At any time by mutual written agreement between Licensee and Licensor.

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-13	Agreement No. [***]

7.5	Effect of Termination

If the Agreement is terminated for any reason:

(a)

If a Sublicensee is in good standing under its Sublicense Agreement without any uncured defaults that would otherwise have entitled the Licensee to terminate such Sublicense, the Sublicensee may request Licensor to grant a direct license to the Sublicensee on comparable terms; which request must be in writing and received by Licensor not later than [***] after any termination of the Agreement; If Licensor determines that the Sublicensee is well qualified to continue as a direct licensee, Licensor will not unreasonably withhold consent for such request; in which event, said Sublicensee and Licensor will enter into a new mutually approved, written license that will preserve all the applicable terms herein and rights of Licensor, to the extent practicable. For the avoidance of doubt, during the period between the termination of the Agreement and the date on which such a mutually approved written license agreement is consummated between the Sublicensee and Licensor, the Sublicense Agreement shall be deemed to continue with the Licensor directly. If no such mutually Approved written license agreement is consummated within [***] between the Sublicensee and Licensor, the Sublicense shall be deemed to be terminated.

Licensee shall cease making, having made, distributing, having distributed, using, selling, offering to sell, leasing, loaning and importing any Licensed Products by the effective date of termination; and

(b)	Licensee shall tender payment of all accrued royalties and other payments due to Licensor in accordance with the payment terms hereof; and

(c)	Nothing in the Agreement will be construed to release either Party from any obligation that matured prior to the effective date of termination; and

(d)

The provisions of Sections 8 (Confidentiality), 9 (Infringement and Litigation), 11 (Representations and Disclaimers), 12 (Limit of Liability), 13 (Indemnification), 14 (Insurance), 17 (Use of Name), 18 (Notices), and 19 (General Provisions) will survive any termination or expiration of the Agreement. In addition, the provisions of Sections 3 (Compensation), 4.1 (Quarterly Payment and Milestone Reports), 5 (Payment, Records and Audits), and 6.1 (Patent Expenses) shall survive with respect to all activities and payment obligations accruing prior to the termination or expiration of the Agreement,

8.	Confidentiality

8.1	Definition

“Confidential Information” means ail information that is of a confidential and proprietary nature to Licensor or Licensee and provided by one Party to the other Party under the Agreement.

8.2	Protection and Marking

Licensor and Licensee each agree that all Confidential Information disclosed in tangible form, and marked “confidential” and forwarded to one by the other, or if disclosed orally, is designated as confidential at the time of disclosure: (i) is to be held in strict confidence by the receiving Party, (ii) is to be used by and under authority of the receiving Party only as authorized in the Agreement, and (iii) shall not be disclosed by the receiving Party, its

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-14	Agreement No. [***]

agents or employees without the prior written consent of the disclosing Party or as authorized in the Agreement. Licensee has the right to use and disclose Confidential Information of Licensor reasonably in connection with the exercise of its rights under the Agreement, including without limitation disclosing to Affiliates, Sublicensees, potential investors, acquirers, and others on a need to know basis, if such Confidential Information is provided under conditions which reasonably protect the confidentiality thereof. Each Party’s obligation of confidence hereunder includes, without limitation, using at least the same degree of care with the disclosing Party’s Confidential Information as it uses to protect its own Confidential Information, but always at least a reasonable degree of care.

8.3	Confidentiality of Terms of Agreement

Each Party agrees not to disclose to any third party the terms of the Agreement without the prior written consent of the other Party hereto, except each Party may disclose the terms of the Agreement: (a) to advisors, actual or potential Sublicensees, acquirers or investors, and others on a need to know basis, in each case, under appropriate confidentiality obligations substantially similar to those of this Section 8; and (b) to the extent necessary to comply with applicable laws and court orders (including, without limitation, The Texas Public Information Act, as may be amended from time to time, other open records laws, decisions and rulings, and securities laws, regulations and guidance). If the Agreement is not for all fields of use, then Licensor may disclose the Field to other potential third party licensees. Notwithstanding the foregoing, the existence of the Agreement shall not be considered Confidential Information.

8.4	Disclosure Required by Court Order or Law

If the receiving Party is required to disclose Confidential Information of another Party hereto, or any terms of the Agreement, pursuant to the order or requirement of a court, administrative agency, or other governmental body or applicable law, the receiving Party may disclose such Confidential Information or terms to the extent required, provided that the receiving Party shall use reasonable efforts to provide the disclosing Party with reasonable advance notice thereof to enable the disclosing Party to seek a protective order and otherwise seek to prevent such disclosure. To the extent that Confidential Information so disclosed does not become part of the public domain by virtue of such disclosure, it shall remain Confidential Information protected pursuant to Section 8.

8.5	Copies

Each Party agrees not to copy or record any of the Confidential Information of the other Party, except as reasonably necessary to exercise its rights or perform its obligations under the Agreement, and for archival and legal purposes.

8.6	Continuing Obligations

Subject to the exclusions listed in Section 8.7, the Parties’ confidentiality obligations under the Agreement will survive termination of the Agreement and will continue for a period of [***] thereafter.

8.7

Exclusions information shall not be considered Confidential Information of a disclosing Party under the Agreement to the extent that the receiving Party can establish by competent written proof that such information:

(a)	Was in the public domain at the time of disclosure; or

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-15	Agreement No. [***]

(b)	Later became part of the public domain through no act or omission of the recipient Party, its employees, agents, successors or assigns in breach of the Agreement; or

(c)	Was lawfully disclosed to the recipient Party by a third party having the right to disclose it not under an obligation of confidentiality; or

(d)	Was already known by the recipient Party at the time of disclosure; or

(e)	Was independently developed by the recipient Party without use of the disclosing Party’s Confidential Information.

8.8	Copyright Notice

The placement of a copyright notice on any Confidential Information will not be construed to mean that such information has been published and will not release the other Party from its obligation of confidentiality hereunder

9.	Infringement and Litigation

9.1	Notification

If either Licensor’s designated office for technology commercialization or Licensee becomes aware of any alleged, potential or actual infringement of Patent Rights, each Party shall promptly notify the other of such in writing. [***].

9.2	Enforcement Rights

With respect to any actual, potential, or alleged infringement of the Patent Rights, and to the extent permitted under applicable law, Licensee shall have the first and primary right, but not the obligation, to, at its expense, initiate, prosecute, and control any action or legal proceedings, and/or enter into a settlement, including any declaratory judgment action, with respect thereto[***]. If, [***], Licensee shall not have brought and shall not be diligently prosecuting an infringement or other action with respect to such actual, potential, or alleged infringement, then Licensor shall have the right, at its expense, to bring suit to enforce such Patent Rights against such actual, alleged, or potential infringer, at its own expense Prior to Licensor taking such action, Licensee will have the right to present to Licensor any reasonable strategic rationale for not taking such action to terminate such actual, potential, or alleged infringement or any strategies for proceeding against infringer. Licensor will consider in good faith Licensee’s comments. However, Licensor at its sole discretion will determine whether to take action.

9.3

Litigation Control. The Party pursuing or controlling any action or defense under Section 9.2 (the “Controlling Party”) shall be free to enter into a settlement, consent judgment, or other voluntary disposition of any such action or defense, provided, however, that [***].

9.4

Sharing Net Recovery. Any recovery or damages received by the Controlling Party with respect to the infringement of the rights to Licensor Patents granted under this Agreement, or in settlement of any matter subject to Section 9.2. shall (i) first be used to reimburse the Parties for unreimbursed reasonable, documented expenses (excluding, with respect to any costs or expenses incurred by Licensor, compensation of any employees or consultants of Licensor or any Affiliate thereof) incurred in connection with such action or settlement, and the remainder shall be split [***] to Controlling Party and [***] to Secondary Party Notwithstanding the foregoing, the Secondary Party, at its expense, shall have the right to be represented by counsel of its choice in any proceeding governed by this Section 9.2.

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-16	Agreement No. [***]

10.	Export Compliance

Licensee understands that the Arms Export Control Act (AECA), including its implementing International Traffic In Arms Regulations (ITAR), and the Export Administration Act (EAA), including its Export Administration Regulations (EAR), are some (but not all) of the laws and regulations that comprise the U.S. export laws and regulations. Licensee further understands that the U.S. export laws and regulations include (but are not limited to): (a) ITAR and EAR product/service/data-specific requirements; (b) ITAR and EAR ultimate destination-specific requirements; (c) ITAR and EAR end user-specific requirements; (d) Foreign Corrupt Practices Act; and (e) anti-boycott laws and regulations. Licensee will comply with all then-current applicable export laws and regulations of the U.S. Government (and other applicable U.S. laws and regulations) pertaining to the Licensed Products (including any associated products, items, articles, computer software, media, services, technical data, and other information). Licensee certifies that it will not, directly or indirectly, export (including any deemed export), nor re-export (including any deemed re-export) the Licensed Products (including any associated products, items, articles, computer software, media, services, technical data, and other information) in violation of applicable U.S. laws and regulations. Licensee will include a provision in its agreements, substantially similar to this Section 10, with its Sublicensees, third party wholesalers and distributors, and physicians, hospitals or other healthcare providers who purchase a Licensed Product, requiring that these parties comply with all then-current applicable U.S. export laws and regulations and other applicable U.S. laws and regulations.

11.	Representations and Disclaimers

11.1	Licensor Representations

Except for the rights, if any, of the United States Government as set forth in Section 11.2, Licensor represents and warrants to Licensee that to the knowledge of Licensor’s designated office for technology commercialization (i) Licensor is the owner or agent of the entire right, title, and interest in and to Patent Rights (other than the right, title and interest of any joint owner identified in Section 1 of the Patent License Agreement), (ii) Licensor has the right to grant the licenses granted hereunder, (iii) Licensor has not knowingly granted and will not knowingly grant licenses or other rights under the Patent Rights that are in conflict with the terms and conditions in the Agreement.

11.2	United States Government Rights

Licensee understands that Patent Rights may have been developed under a funding agreement with United States Government and, if so, that United States Government may have certain rights relative thereto. The Agreement is made subject to the United States Government’s rights under any such agreement and under any applicable United States Government law or regulation. To the extent that there is a conflict between any such agreement, such applicable law or regulation and the Agreement, the terms of such United States Government agreement, and applicable law or regulation, shall prevail. Licensee agrees that, to the extent required by U.S. laws and regulations, Licensed Products used or sold in the U.S. will be manufactured substantially in the U.S., unless a written waiver is obtained in advance from the U.S. Government.

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-17	Agreement No. [***]

11.3	Licensor Disclaimers

EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 11.1, LICENSEE UNDERSTANDS AND AGREES THAT LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, AS TO THE LICENSED PRODUCTS OR LICENSED SERVICES, OR AS TO THE OPERABILITY OR FITNESS FOR ANY USE OR PARTICULAR PURPOSE, MERCHANTABILITY, SAFETY, EFFICACY, APPROVABILITY BY REGULATORY AUTHORITIES, TIME AND COST OF DEVELOPMENT, PATENTABILITY, AND/OR BREADTH OF PATENT RIGHTS. LICENSOR MAKES NO REPRESENTATION AS TO WHETHER ANY PATENT WITHIN PATENT RIGHTS IS VAUD, OR AS TO WHETHER THERE ARE ANY PATENTS NOW HELD, OR WHICH WILL BE HELD, BY OTHERS OR BY LICENSOR THAT MIGHT BE REQUIRED FOR USE OF PATENT RIGHTS IN FIELD. NOTHING IN THE AGREEMENT WILL BE CONSTRUED AS CONFERRING BY IMPLICATION, ESTOPPEL OR OTHERWISE ANY LICENSE OR RIGHTS TO ANY PATENTS OR TECHNOLOGY OF LICENSOR OTHER THAN THE PATENT RIGHTS, WHETHER SUCH PATENTS ARE DOMINANT OR SUBORDINATE TO THE PATENT RIGHTS. LICENSOR HAS NO OBLIGATION TO FURNISH TO LICENSEE ANY KNOW-HOW, TECHNOLOGY OR TECHNOLOGICAL INFORMATION.

11.4	Licensee Representation

By execution of the Agreement, Licensee represents, acknowledges, covenants and agrees (a) that Licensee has not been induced in any way by Licensor or its employees to enter into the Agreement, (b) that Licensee has been given an opportunity to conduct sufficient due diligence with respect to all items and issues pertaining to this Section 11 (Representations and Disclaimers) and all other matters pertaining to the Agreement; (c) that Licensee has adequate knowledge and expertise, or has utilized knowledgeable and expert consultants, to adequately conduct the due diligence, and (d) that Licensee accepts all risks inherent herein. Licensee represents that it is a duly organized, validly existing entity of the form indicated in Section 1 of the Patent License Agreement, and is in good standing under the laws of its jurisdiction of organization as indicated in Section 1 of the Patent License Agreement, and has all necessary corporate or other appropriate power and authority to execute, deliver and perform its obligations hereunder.

12.	Limit of Liability

IN NO EVENT SHALL LICENSOR, THE UNIVERSITY SYSTEM IT GOVERNS, ITS MEMBER INSTITUTIONS, INVENTORS, REGENTS, OFFICERS, EMPLOYEES, STUDENTS, AGENTS OR AFFILIATED ENTERPRISES (COLLECTIVELY, “LICENSOR COVERED PARTIES”), BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR REVENUE) ARISING OUT OF OR IN CONNECTION WITH THE AGREEMENT, REGARDLESS OF WHETHER ANY SUCH PARTY KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES. OTHER THAN FOR CLAIMS AGAINST LICENSEE FOR INDEMNIFICATION PROVIDED UNDER SECTION 13 WITH RESPECT TO THIRD PARTY CLAIMS, IN NO EVENT SHALL LICENSEE, ITS AFFILIATES OR SUBLICENSEES BE LIABLE TO LICENSOR COVERED PARTIES FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR REVENUE) ARISING OUT OF ORIN CONNECTION WITH THE AGREEMENT, REGARDLESS OF WHETHER LICENSEE KNOWS OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-18	Agreement No. [***]

13.	Indemnification

13.1	Indemnification Obligation

Subject to Section 13.2, Licensee agrees to hold harmless, defend and indemnify Licensor, the university system it governs, its member institutions, its Regents, officers, employees, students and agents (the “Indemnified Parties”, or an “Indemnified Party”) from and against any liabilities, damages, causes of action, suits, judgments, liens, penalties, fines, losses, costs and expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) (collectively “Liabilities”) resulting from claims or demands brought by third parties against an Indemnified Party on account of any injury or death of persons, damage to property, or any other damage or loss arising out of or in connection with the exercise or practice by or under authority of Licensee, its Affiliates or their Sublicensees, or third party wholesalers or distributors, or physicians, hospitals or other healthcare providers who purchase a Licensed Product, of the rights granted hereunder.

13.2	Conditions of Indemnification

Licensee shall have no responsibility or obligation under Section 13.1 for any Liabilities to the extent caused by the gross negligence or willful misconduct of an Indemnified Party. Obligations to indemnify, and hold harmless under Section 13.1 are subject to: (a) to the extent authorized by the Texas Constitution and the laws of the State of Texas, and subject to the statutory duties of the Texas Attorney General, the Indemnified Party giving Licensee control of the defense and settlement of the claim and demand; and (b) to the extent authorized by the Texas Constitution and the laws of the State of Texas and subject to statutory duties of the Texas Attorney General, the Indemnified Party providing assistance reasonably requested by Licensee, at Licensee’s expense.

14.	Insurance

14.1	Insurance Requirements

Prior to any Licensed Product being used or sold (including for the purpose of obtaining regulatory approvals), by Licensee, an Affiliate, or by a Sublicensee, and for a period of five years after the Agreement expires or is terminated, Licensee shall, at its sole cost and expense, procure and maintain commercial general liability insurance or an equivalent program of self-insurance in commercially reasonable and appropriate amounts for the Licensed Product being used or sold. Licensee shall use commercially reasonable efforts to have Licensor named as an additional insured party. Such commercial general liability insurance shall provide, without limitation: (i) product liability coverage, once any Licensed Product is being used in humans; (ii) broad form contractual liability coverage for Licensee’s indemnification under the Agreement; and (iii) coverage for litigation costs.

14.2	Evidence of Insurance and Notice of Changes

Upon request by Licensor, Licensee shall provide Licensor with written evidence of such insurance. Additionally, Licensee shall provide Licensor with written notice of at least [***] prior to Licensee cancelling, not renewing, or materially changing such insurance.

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-19	Agreement No. [***]

15.	Assignment

The Agreement may not be assigned by Licensee without the prior written consent of Licensor, which consent will not be unreasonably withheld; [***]. For any permitted assignment to be effective, (a) the Licensee must be in good standing under this Agreement, (b) the Licensee must pay Licensor the assignment fee pursuant to Section 3.1(e) of the Agreement at or prior to the closing of such assignment, (c) the assignee must assume in writing all of Licensee’s interests, rights, duties and obligations under the Agreement and agree to comply with all terms and conditions of the Agreement as if the assignee were an original Party to the Agreement, and (d) Licensee must provide written notice and provide additional details as reasonably requested by Licensor and a copy of the assignment to the Licensor of such assignment no less than [***] after completion of such assignment Any such assignment must be of all rights and obligations of Licensee, such that there is only one existing Licensee at any one time.

16.	Governmental Markings

16.1	Patent Markings

Licensee agrees that all Licensed Products sold by Licensee, Affiliates, or Sublicensees will be legibly marked with the number of any applicable patent(s) licensed hereunder as part of the Patent Rights in accordance with each country’s patent marking laws, including Title 35, U.S. Code, or if such marking is not practicable, shall so mark the accompanying outer box or product insert for Licensed Products accordingly.

16.2	Governmental Approvals and Marketing of Licensed Products

Licensee will be responsible for obtaining all necessary governmental approvals for the development, production, distribution, sale, and use of any Licensed Product, at Licensee’s expense, including, without limitation, any safety studies. Licensee will have sole responsibility for any warning labels, packaging and instructions as to the use and the quality control for any Licensed Product.

16.3	Foreign Registration and Laws

Licensee agrees to register the Agreement with any foreign governmental agency that requires such registration; and Licensee will pay all costs and legal fees in connection with such registration. Licensee is responsible for compliance with all foreign laws affecting the Agreement or the sale of Licensed Products to the extent there is no conflict with United States law, in which case United States law will control.

17.	Use of Name

Licensee will not use the name, trademarks or other marks of Licensor (or the name of the university system it governs, its member institutions, any of its Regents or employees) without the advance written consent of Licensor; provided however, in connection with describing the Agreement and its existence to prospective investors, lenders, acquirers, and Sublicensees, Licensee may identify Licensor’s name as the Licensor. Licensor may use Licensee’s name and logo for annual reports, brochures, website, and internal reports without prior consent of Licensee.

18.	Notices

Any notice or other communication of the Parties required or permitted to be given or made under the Agreement will be in writing and will be deemed effective when sent in a manner that provides confirmation or acknowledgement of delivery and received at the address set forth in Section 18 of the Patent License Agreement (or as changed by written notice pursuant to this Section 18). Notices required under the Agreement may be delivered via E-mail provided such notice is confirmed in writing as indicated.

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-20	Agreement No. [***]

Notices shall be provided to each Party as specified in the “Contact for Notice” address set forth in Section 18 of the Patent License Agreement. Each Party shall update the other Party in writing with any changes in such contact information.

19.	General Provisions

19.1	Binding Effect

The Agreement is binding upon and inures to the benefit of the Parties hereto, their respective executors, administrators, heirs, permitted assigns, and permitted successors in interest.

19.2	Construction of Agreement

Headings are included for convenience only and will not be used to construe the Agreement. The Parties acknowledge and agree that both Parties substantially participated in negotiating the provisions of the Agreement; therefore, both Parties agree that any ambiguity in the Agreement shall not be construed more favorably toward one Party than the other Party, regardless of which Party primarily drafted the Agreement.

19.3	Counterparts and Signatures

The Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A Party may evidence its execution and delivery of the Agreement by transmission of a signed copy of the Agreement via facsimile or email.

19.4	Compliance with Laws

Licensee will comply with all applicable federal, state and local laws and regulations, including, without limitation, all export laws and regulations.

19.5	Governing Law

The Agreement will be construed and enforced in accordance with laws of the U.S. and the State of Texas, without regard to choice of law and conflicts of law principles.

19.6	Modification

Any modification of the Agreement will be effective only if it is in writing and signed by duly authorized representatives of both Parties. No modification will be made by email communications.

19.7	Severability

If any provision hereof is held to be invalid, illegal or unenforceable in any jurisdiction, the Parties hereto shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties, and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such other provisions in any other jurisdiction, so long as the essential essence of the Agreement remains enforceable.

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-21	Agreement No. [***]

19.8	Third Party Beneficiaries

Nothing in the Agreement, express or implied, is intended to confer any benefits, rights or remedies on any entity, other than the Parties and their permitted successors and assigns. However, if there is a joint owner of any Patent Rights identified in Section 1 of the Patent License Agreement (other than Licensee), then Licensee hereby agrees that the following provisions of these Terms and Conditions extend to the benefit of the co-owner identified therein (excluding the Licensee to the extent it is a co-owner) as if such co-owner was identified in each reference to the Licensor the retained rights under clause (b) of Section 2.1; Section 11.3 (Licensor Disclaimers); Section 12 (Limitation of Liability); Section 13 (Indemnification); Section 14.1 (Insurance Requirements); Section 17 (Use of Name); and Section 19.10 (Sovereign Immunity, if applicable).

19.9	Waiver

Neither Party will be deemed to have waived any of its rights under the Agreement unless the waiver is in writing and signed by such Party. No delay or omission of a Party in exercising or enforcing a right or remedy under the Agreement shall operate as a waiver thereof.

19.10	Sovereign Immunity

Nothing in the Agreement shall be deemed or treated as any waiver of Licensor’s sovereign immunity.

19.11	Entire Agreement

The Agreement constitutes the entire Agreement between the Parties regarding the subject matter hereof, and supersedes all prior written or verbal agreements, representations and understandings relative to such matters.

19.12	Claims Against Licensor for Breach of Agreement

Licensee acknowledges that any claim for breach of the Agreement asserted by Licensee against Licensor shall be subject to Chapter 2260 of the Texas Government Code and that the process provided therein shall be Licensee’s sole and exclusive process for seeking a remedy for any and all alleged breaches of the Agreement by Licensor or the State of Texas.

19.13	Grant of Security Interest

Licensee hereby grants to Licensor a security interest in and to Licensee’s rights under the Patent License Agreement, as collateral security for the payment by Licensee of any and all sums which may be owed from time to time by Licensee to Licensor. Licensor shall have all rights of a secured party as specified in the Texas Uniform Commercial Code relative to this security interest and the enforcement thereof. Licensee hereby authorizes Licensor to file with the appropriate governmental agencies appropriate UCC-1 financing statements to evidence this security interest.

- END OF EXHIBIT A-

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page A-22	Agreement No. [***]

Schedule 6.2

Foreign Countries for Patent Filings

Licensee: Kyn Therapeutics	CONFIDENTIAL	Exclusive PLA Exhibit A
The University of Texas at Austin	Page S-1	Agreement No. [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT #1 TO PATENT LICENSE

This Amendment #1 to Patent License (as defined below) is made and entered into as of the date of last signature below (“Amendment Effective Date”) by and between Kyn Therapeutics, Inc, a Delaware Limited Liability Corporation, with its principal place of business at 400 technology Square #10, Cambridge, MA 02139 (“Licensee’’) and the University of Texas at Austin, on behalf of the Board of Regents of the University of Texas System, a not-for-profit organization and agency of the State of Texas, having its principal place of business at 2935 W. Braker Lane, Suite 1.9A (R3500), Austin, Texas 78759 (“Licensor”), each a “Party” and collectively, “Parties”.

Background

A.

Licensor and Licensee entered into a Patent License (UTA No. [***]) with an Effective Date of March 29th, 2015 (“PLA”). Capitalized terms used herein without definition shall have meanings given to them in the PLA.

B.

Licensor and Licensee wish to amend the PLA as set forth below in order to (i) reflect Licensee’s change of business name from Kyn Therapeutics, Texas LLC; (ii) update the list of Patent Rights; and (iii) other matters as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the Parties hereby agree as follows:

1.

In Section 1 of the PLA, the name of Licensee shall be deleted in its entirety and replaced by the following: Kyn Therapeutics, Inc, a Delaware Limited Liability Corporation, with its principal place of business at 400 technology Square #10, Cambridge, MA 02139.

2.	In Section 1 of the PLA, the Patent Rights table should be deleted in its entirety and replaced with the following:

Patent Rights
App. No./ Date of Filing	Title	Inventor(s)	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Licensee: Kyn Therapeutics, Inc.	CONFIDENTIAL
The University of Texas at Austin	Page 1	Agreement No. [***]

USPTO Entity Status as of Effective Date	Check one box: X Small _ Large

3.	In Section 18, the Contact Information table shall be deleted in its entirety and replaced with the following:

Contact for all:

Mark Manfredi, Ph.D.

Chief Scientific Officer

Kyn Therapeutics

400 Technology Square 10th Floor

Cambridge, MA 02139

[***]

Office: [***]

Cell: [***]

18. Contact Information

Licensee Contacts	Licensor Contacts

Contact for Notice:

Attn: George Georgiou and/or

Maryjean Dotis, Kyn

Therapeutics,

[***]

Fax: [***]

Phone: [***]

E-mail: [***]

Accounting contact:

Attn: Maryjean Dotis

[***]

Fax: [***]

Phone: [***]

E-mail: [***]

Patent prosecution contact:

Attn: Maryjean Dotis

[***]

Fax: [***]

Phone: [***]

E-mail: [***]

Contact for Notice:

Attn: Contract Manager

3925 W. Braker lane, Suite

1.9A

(R3SOO)

Austin,

TX 78759

Fax: [***]

Phone: [***]

E-mail: [***]

Payment and reporting contact:

Checks payable to “The University of

Texas at Austin”

Attn: Accounting

3925 W. Braker Lane, Suite

1.9A

(R3500)

Austin, TX 78759

Fax: [***]

Phone: [***]

E-mail: [***]

Patent prosecution contact: Attn: Patents 3925 W. Braker lane, Suite 1.9A (R3500) Austin, TX 78759 Fax: [***] Phone: [***] E-mail: [***]

Licensee: Kyn Therapeutics, Inc.	CONFIDENTIAL
The University of Texas at Austin	Page 2	Agreement No. [***]

1. Under Section 20 Special Provision, the following is hereby added:

20.3 If the Parties mutually determine that the rights granted by this License Agreement are essential to the Licensee’s use of any University Invention arising under Sponsored Research Agreement [***] then such University Invention shall be included, to the extent legally allowable, in this License Agreement by amendment and upon Licensee’s payment to Licensor of a fee of $[***].

IN WITNESS THEREOF, Licensor and Licensee have entered into this Amendment effective as of the Amendment Effective Date.

THE UNIVERSITY OF TEXAS AT AUSTIN ON BEHALF OF THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	KYN THERAPEUTICS, INC

By:	/s/ Daniel W. Sharp	By:	/s/ Mark Manfredi
Daniel W. Sharp, J.D.		Mark Manfredi
Associate Vice President for Research and Director, Office of Technology Commercialization		Chief Scientific Officer

Date:	5/18/16	Date:	May 9, 2016

Licensee: Kyn Therapeutics, Inc.	CONFIDENTIAL
The University of Texas at Austin	Page 3	Agreement No. [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT #2 TO PATENT LICENSE

This Amendment #2 to Patent License (as defined below) is made and entered into as of the date of the last signature below (“Amendment Effective Date”) by and between Kyn Therapeutics, Inc., a Delaware limited Liability Corporation, with its principal place of business at 400 Technology Square #10, Cambridge, MA 02139 (“Licensee”) and the University of Texas Austin, on behalf of the Board of Regents of the University of Texas System, a not-for-profit organization and agency of the State of Texas, having its principal place of business at 2935 W. Braker Lane, suite 1.9A (R3500), Austin, Texas 78759 (“Licensor”), each a “Party” and collectively, “Parties”.

Background

A.

Licensor and Licensee entered into a Patent License (UTA No. [***]) with an Effective Date of March 29th, 2015 (“PLA”) and Amendment #1 to the PLA with an Effective Date of May 18, 2016. Capitalized terms used herein without definition shall have meanings given to them in the PLA.

B.

Licensor and Licensee wish to further amend the PLA in order to establish different terms regarding milestones and consideration payable to Licensor for Licensee’s use of Licensor’s intellectual property in cell therapy as distinguished from systemic therapy, and to address other matters as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the Parties hereby agree as follows:

1.	The following definitions shall be added to section 1 of Exhibit A of the PLA:

a.	“Cell Therapy Licensed Product” shall mean any Licensed Product that constitutes a cell transduced to express kynureninase.

b.	“Systemic Licensed Product” shall mean any Licensed Product other than a “Cell Therapy Licensed Product.”

2.	Section 2.4 of the PLA, Diligence Milestones, shall be deleted and replaced with the following:

2.4 Diligence Milestones

Milestones and deadlines	Milestone Events	Deadlines
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Licensee: Kyn Therapeutics, Inc.	1	CONFIDENTIAL
The University of Texas at Austin		Agreement No. [***]

3.	Section 3.1(b) of the PLA shall be deleted in its entirety and replaced with the following:

The following Milestone fees are due and payable upon the achievement of certain Milestone Events as shown below. These Milestone fees are applicable to milestones in the development of a Systemic Licensed Product, but not a Cell Therapy Licensed Product. If the below Milestone Events and Fees are not reached for a Systemic Licensed Product, the Parties agree to negotiate in good faith to set appropriate milestone fees payable to Licensor for a Cell Therapy Licensed Product. But such fees for the achievement of milestone events for a Cell Therapy Licensed Product shall not exceed the amounts set forth below for similar Systemic Licensed Product Milestone Events (for example, a milestone fee for commencing a Phase 1 clinical trial for a Cell Therapy Licensed Product would not exceed $[***]).

Milestone fees	Milestone Events	Milestone Fees
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

4.	The chart set forth in section 3.l(d) of the PLA titled “Non-Royalty Sublicense Consideration Paid to Licensor (excluding funds for R&D)” shall be deleted and replaced with the following:

3.1(d)	Non-Royalty Sublicense Consideration paid to Licensor (excluding funds for R&D)	The following applies to Sublicense Agreements for Systemic Licensed Products: [***] For Cell Therapy Licensed Products, the following rates apply: [***]

Licensee: Kyn Therapeutics, Inc.	2	CONFIDENTIAL
The University of Texas at Austin		Agreement No. [***]

5.	Section 3.2 of the PLA is deleted in its entirety and replaced with the following:

3.2	Running royalty rate

Net Product Sales of Systemic Licensed Products by Licensee, Affiliates and Sublicensees: [***]%

Net Product Sales of Cell Therapy Licensed Products by Licensee and Affiliates: [***]%

Sales of Cell Therapy Licensed Products by Sublicensees: [***]% of Sublicense Agreement royalty rate, but no less than [***]% of Sublicensees’s Net Product Sales, notwithstanding the provisions of Section 3.2(b) of Exhibit A. For clarity, Licensee shall pay Licensor [***]% of the royalty rate set forth in each Sublicense Agreement for Cell Therapy Licensed Products, unless such amount, including after application of any reduction resulting from Section 3.2(b) of Exhibit A, is less than [***]% of Sublicensee’s Net Product Sales, in which case Licensee shall pay Licensor a [***]% royalty on Sublicensee’s Net Product Sales, with no further reduction under the provisions of Section 3.2(b) of Exhibit A.

6.	Section 2.1(b)(2) of Exhibit A of the PLA Is deleted in its entirety and replaced with the following:

(2)	Manufacture, have manufactured, and use the Patent Rights for not-for profit purposes including teaching, research, education, and other educationally-related purposes; and

IN WITNESS THEREOF, Licensor and Licensee have entered into this Amendment effective as of the Amendment Effective Date.

THE UNIVERSITY OF TEXAS AUSTIN ON BEHALF OF THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	KYN THERAPEUTICS, INC.

By:	/s/ Daniel W. Sharp	By:	/s/ Mark Manfredi
Daniel W. Sharp, J.D.		Mark Manfredi
Associate Vice President for Research and Director, Office of Technology Commercialization		Chief Scientific Officer

Date:	12/15/2016	Date:	December 6, 2016

Licensee: Kyn Therapeutics, Inc.	3	CONFIDENTIAL
The University of Texas at Austin		Agreement No. [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT #3 TO PATENT LICENSE AGREEMENT

This Amendment #3 to the Patent License Agreement (“Amendment”) is made and entered into as of the date of the last signature below (“Amendment Effective Date”) by and between Kyn Therapeutics, Inc., a Delaware Limited Liability Corporation, with its principal place of business at 400 Technology Square #10, Cambridge, MA 02139, (“Licensee”) and the University of Texas Austin, on behalf of the Board of Regents of the University of Texas System, an agency of the State of Texas, having its principal place of business at 3925 West Braker Lane, Suite 1.9A (R3500), Austin, Texas 78759 (“Licensor”), each a “Party” and collectively, “Parties”.

Background

A.

Licensor and Licensee entered into a Patent License (UTA No. [***]) with an Effective Date of March 29th, 2015, Amendment #1 to the PLA with an Effective Date of May 18, 2016, and Amendment #2 to the PLA with an Effective Date of December 15, 2016 (collectively the “PLA”). Capitalized terms used herein without definition shall have meanings given to them in the PLA.

B.	Licensor and Licensee wish to further amend the PLA in order to change the contact information for Licensee.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the Parties hereby agree as follows:

1.	The reference to Licensor as a “not for profit organization” shall be redacted from all documents.

2.	In Section 18, the Contact Information table shall be deleted in its entirety and replaced with the following updated table:

18. Contact Information
Licensee Contacts	Licensor Contacts

Contact for Notice:

Attn: Mark Manfredi, Ph.D.

Chief Scientific Officer

Kyn Therapeutics

1030 Massachusetts Ave, Suite 400

Cambridge, MA 02138

Cell: [***]

E-mail: [***]

Accounting contact:

Attn: Accounts Payable

Kyn Therapeutics

1030 Massachusetts Ave, Suite 400

Cambridge, MA 02138

E-mail: [***]

Patent prosecution contact:

Attn: Mark Manfredi, Ph.D.

Chief Scientific Officer

Kyn Therapeutics

1030 Massachusetts Ave, Suite 400

Cambridge, MA 02138

Cell: [***]

E-mail: [***]

Contact for Notice:

Attn: Contract Manager

3925 W. Braker Lane, Suite 1.9A

(R3500)

Austin, TX 78759

Fax: [***]

Phone: [***]

E-mail: [***]

Payment and reporting contact:

Checks payable to “The University of Texas at Austin”

Attn: Accounting/Compliance

3925 W. Braker Lane, Suite 1.9A

(R3500)

Austin, TX 78759

Fax: [***]

Phone: [***]

E-mail: [***]

Patent prosecution contact:

Attn: Patents

3925 W. Braker Lane, Suite 1.9A

(R3500)

Austin, TX 78759

Fax: [***]

Phone: [***]

E-mail: [***]

The University of Texas at Austin	CONFIDENTIAL
Licensee: Kyn Therapeutics, Inc.	Agreement No. [***]

3.

Agreement in Full Force and Effect. Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Patent License Agreement shall continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the Board and Licensee have entered into this Amendment effective as of the date first set forth above.

THE UNIVERSITY OF TEXAS AT AUSTIN ON BEHALF OF THE BOARD OF REGENTS OF TH UNIVERSITY OF TEXAS SYSTEM	KYN THERAPEUTICS, INC.

By:	/s/ Daniel W. Sharp	By:	/s/ Mark Manfredi
Daniel W. Sharp, J.D. Associate Vice President for Research and Director, Office of Technology Commercialization		Mark Manfredi Chief Scientific Officer

Date:	10/8/17	Date:	10/24/2017

The University of Texas at Austin	CONFIDENTIAL
Licensee: Kyn Therapeutics, Inc.	Agreement No. [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT #4 TO PATENT LICENSE AGREEMENT

This Amendment #4 to the Patent License Agreement (“Amendment”) is made and entered into as of the date of the last signature below (“Amendment Effective Date”) by and between Kyn Therapeutics, Inc., a Delaware Limited Liability Corporation, with its principal place of business at 400 Technology Square #10, Cambridge, MA 02139, (“Licensee”) and the University of Texas Austin, on behalf of the Board of Regents of the University of Texas System, an agency of the State of Texas, having its principal place of business at 3925 West Braker Lane, Suite 1.9A (R3500), Austin, Texas 78759 (“Licensor”), each a “Party” and collectively, “Parties”.

Background

A.

The Parties entered into a Patent License Agreement (UTA Agreement No. [***]) with an Effective Date of March 29th, 2015 as amended (the “Patent License Agreement”). Capitalized terms used herein without definition shall have meanings given to them in the Patent License Agreement.

B.	The Parties now wish to amend the Patent License Agreement as set forth below.

NOW, THEREFORE, it is hereby agreed as follows:

1.	Patent Rights. In Section 1 of the PLA, the Patent Rights, will now also include the following:

Patent Rights

App. No./ Date of Filing	Title	Inventor(s)	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
[***]	[***]	[***]	[***]	[***]

2.

Agreement in Full Force and Effect. Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Patent License Agreement shall continue in full force and effect as provided therein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The University of Texas at Austin	CONFIDENTIAL
Licensee: Kyn Therapeutics, Inc.	Agreement No. [***]

IN WITNESS WHEREOF, the Parties have entered into this Amendment effective as of the date of last signature below.

THE UNIVERSITY OF TEXAS AT AUSTIN ON BEHALF OF THE B RD OF REGENTS OF THE UNIVERSITY TEXAS SYSTEM	KYN THERAPEUTICS, INC.

By:	/s/ Daniel W. Sharp	By:	/s/ Mark Manfredi
Daniel W. Sharp J.D. Associate Vice President for Research and Director, Office of Technology Commercialization		Mark Manfredi Chief Scientific Office

Date:	4/20/18	Date:	4/25/2018

The University of Texas at Austin	CONFIDENTIAL
Licensee: Kyn Therapeutics, Inc.	Agreement No. [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT #5 TO PATENT LICENSE AGREEMENT

This Amendment #5 to the Patent License Agreement (this “Amendment”) is made and entered into as of the date of the last signature below by and between Kyn Therapeutics, Inc., a Delaware corporation, with its principal place of business at 50 Northern Avenue Boston, MA 02210 (“Licensee”) and the University of Texas Austin, on behalf of the Board of Regents of the University of Texas System, an agency of the State of Texas, having its principal place of business at 3925 West Braker Lane, Suite 1.9A (R3500), Austin, Texas 78759 (“Licensor”). Licensee and Licensor may each be referred to as a “Party” and collectively as, the “Parties.” Capitalized terms used herein without definition shall have the meanings given to them in the Patent License Agreement (as defined below).

Background

WHEREAS, Licensor and Licensee entered into that certain Patent License Agreement (UTA Agreement No. [***]), effective as of March 29, 2015 (as amended, the “Patent License Agreement”); and

WHEREAS, the Parties wish to amend and update certain aspects of the Patent License Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Amendment and other good and valuable consideration, the sufficiency of which are acknowledged, the Parties agree as follows:

1. The following defined term shall be added to Section 1 of the Terms and Conditions set forth on Exhibit A of the Patent License Agreement:

“Direct License” has the meaning set forth in Section 7.5(a) of these Terms and Conditions.

2. Section 2.3(a) of the Terms and Conditions set forth on Exhibit A of the Patent License Agreement shall be deleted in its entirety and replaced with the following:

(a)

A Sublicense Agreement shall not exceed the rights granted to Licensee hereunder. Sublicensee must agree in writing to be bound by the applicable terms and conditions of the Agreement that are consistent with, no less protective of Licensor’s rights than, and does not conflict with, the terms of this Agreement, and shall indicate that Licensor is a third party beneficiary and entitled to enforce the terms and conditions of the Sublicense Agreement applicable to the Agreement. Each Sublicense Agreement shall be granted for commercially reasonable consideration. In the event of a termination of the Agreement, continued sublicense rights shall be governed by Section 7.5(a) (Effect of Termination). [***].

The University of Texas at Austin		CONFIDENTIAL
Licensee: Kyn Therapeutics, Inc.	1 of 3	UTA No.: [***]

3. Section 2.4 of the Terms and Conditions set forth on Exhibit A of the Patent License Agreement shall be deleted in its entirety and replaced with the following:

2.4 Diligent Commercialization

Licensee by itself or through its Affiliates and Sublicensees will use Commercially Reasonable Efforts to research, develop and commercialize at least one Licensed Product in the Field in the Territory. Without limiting the foregoing, Licensee will fulfill the milestone events specified in Section 2.4 of the Patent License Agreement by the deadlines indicated therein and use diligent and commercially reasonable efforts to perform and complete the plans described in the annual report submitted pursuant to Section 4.2 (Annual Written Progress Report). Licensor hereby agrees that the efforts of Sublicensees, Affiliates, and any third party contractors shall be deemed the acts of Licensee for purposes of satisfying this Section 2.4, and for the purposes of fees due under Section 3.l(b) of the Patent License Agreement. [***].

4. Section 7.5(a) of the Terms and Conditions set forth on Exhibit A of the Patent License Agreement shall be deleted in its entirety and replaced with the following:

(a)

If a Sublicensee is in good standing under its Sublicense Agreement without any uncured defaults that would otherwise have entitled the Licensee to terminate such Sublicense Agreement, then at Sublicensee’s request, Licensor shall automatically grant a direct license to the Sublicensee on comparable terms and conditions as those in such Sublicense Agreement (a “Direct License”) without any further consent or negotiation with Licensor being required. Such Direct License shall be subject to the same terms and conditions as those in such Sublicense Agreement at such time, including but not limited to scope, licensed territory, duration of license grant, and diligence obligations, in each case to the extent that such terms and conditions are not in conflict with the terms of this Patent License Agreement immediately prior to its termination or applicable federal, state or local laws or regulations; provided, however, that under the Direct License, Sublicensee shall be required to make the same monetary payment(s) to Licensor that, had this Patent License Agreement not terminated, Licensee would have been required to make to Licensor hereunder to the extent any such monetary payment(s) arises as a result of the activities of Sublicensee, its Affiliates or its further sublicensees. In no event shall Licensor have any obligations to Sublicensee other than Licensor’s obligations to Licensee as set forth in this Patent License Agreement immediately prior to its termination. Promptly, and as soon as practicable following such termination, Licensor and Sublicensee shall execute a written license agreement memorializing the terms of the Direct License, which written agreement shall be fully consistent with this Section 7.5(a) and the applicable Sublicense Agreement;

Agreement in Full Force and Effect. The Parties agree that the Patent License Agreement shall be amended as set forth herein [***]. Upon its effectiveness, this Amendment shall become part of and incorporated into the Patent License Agreement. Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Patent License Agreement shall continue in full force and effect as provided therein.

5. Governing Law. This Amendment will be construed and enforced in accordance with laws of the U.S. and the State of Texas, without regard to choice of law and conflicts of law principles.

[Signature Page Follows]

The University of Texas at Austin		CONFIDENTIAL
Licensee: Kyn Therapeutics, Inc.	2 of 3	UTA No.: [***]

IN WITNESS WHEREOF, the Parties hereto have entered into this Amendment effective as of the Amendment Effective Date.

THE UNIVERSITY OF TEXAS AT AUSTIN ON BEHALF OF THE BOARD OF REGENTS OF THE UNIVERSITY OF	KYN THERAPEUTICS, INC.

By:	/s/ Les Nichols	By:	/s/ Mark Manfredi

Les Nichols Interim Director Office of Technology of Commercialization		Mark Manfredi Chief Executive Officer

Date:	1/9/2019	Date:	1/9/2019

The University of Texas at Austin		CONFIDENTIAL
Licensee: Kyn Therapeutics, Inc.	3 of 3	UTA No.: [***]